Common and Preferred Stock	12 Months Ended
Sep. 30, 2016
Equity [Abstract]
Common and Preferred Stock
COMMON AND PREFERRED STOCK

As of September 30, 2016 and September 25, 2015, the Company had 1,000,000 shares of common stock authorized and 62,458 and 62,453 shares issued and outstanding, respectively.

Common Stock - Holders of Common Stock are entitled to cast one vote for each share held of record on all matters submitted to a vote of the stockholders. Additionally, holders of Common Stock are entitled to receive, on a pro rata basis, dividends and distributions, if any, that the Company’s board of directors may declare out of legally available funds, subject to preferences that may be applicable to preferred stock, if any.

Preferred Stock - On December 22, 2010, CD&R acquired shares of a newly created class of Preferred Stock. The Preferred Stock initially represented 51% of the Company’s outstanding capital stock (on an as-converted basis). The Preferred Stock is entitled to a 12% fixed, cumulative dividend paid quarterly if and when declared by the board of directors in cash or shares of Preferred Stock at the Company’s option. The Company paid all dividends on Preferred Stock in additional shares of Preferred Stock ("Preferred Dividends") and dividends on an as-converted basis when declared on Common Stock ("Participating Dividends").

On April 9, 2014, the Preferred Stock and accumulated Preferred Dividends converted into Common Stock. As of the conversion date, the Company had issued 452,630 shares of Preferred Stock, which included $146,630 of Participating Dividends to CD&R. The Preferred Dividends had a liquidation preference of $1 per share of Preferred Stock, equal to the issuance price.